Exhibit 32.02

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AllianceBernstein Holding L.P. (the “Company”) on Form 10-K for the period ending December 31, 2022 to be filed with the Securities and Exchange Commission on or about February 10, 2023 (the “Report”), I, Kate Burke, Chief Operating Officer & Chief Financial Officer of the Company, certify, for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2023	/s/ Kate Burke
Kate Burke
Chief Operating Officer & Chief Financial Officer
AllianceBernstein Holding L.P.